UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 13, 2005

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)

(214) 841-6111
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01 Entry into a Material Definitive Agreement

     On June 13, 2005, Affiliated Computer Services, Inc. (the “Company”) entered into a Severance Agreement with Tom Burlin, Executive Vice President and Group President of the Company’s Government Solutions Group (the “Severance Agreement”). The terms of the Severance Agreement generally reflect those of other executives of the Company with similar agreements and include payment of three times the executive’s annual salary and bonus as well as a pro-rated bonus for the current year if certain change of control events occur. The description set forth in this Item 1.01 is general in nature and is qualified in its entirety by reference to the full text of the Severance Agreement filed as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Severance Agreement, dated as of June 13, 2005, between Affiliated Computer Services, Inc. and Tom Burlin.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

Date: June 15, 2005
	By:	/s/ WARREN D. EDWARDS

Name: Warren D. Edwards
Title: Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Severance Agreement, dated as of June 13, 2005, between Affiliated Computer Services, Inc. and Tom Burlin.

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